NOTICE OF GUARANTEED DELIVERY

                         PROTECTION ONE MONITORING, INC.
        OFFER TO EXCHANGE ITS 8 1/8% SENIOR SUBORDINATED NOTES DUE 2009, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
        FOR ANY AND ALL OF ITS 8 1/8% SENIOR SUBORDINATED NOTES DUE 2009

              PURSUANT TO THE PROSPECTUS, DATED                   , 2001

--------------------------------------------------------------------------------

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


     As set forth in the Prospectus (incorporated by reference in which is the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 of the Company (as defined) and Protection One, Inc. (the "Form 10-K") appended to the Prospectus (as defined)) dated __________, 2001 (the "Prospectus") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 8 1/8% Senior Subordinated Notes due 2009 (the "Outstanding Notes") of Protection One Monitoring, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                              The Exchange Agent is

                              THE BANK OF NEW YORK

   By Registered or Certified Mail:                 By Facsimile:                  By Hand or Overnight Courier
         THE BANK OF NEW YORK                (Eligible Institutions Only)              THE BANK OF NEW YORK
          101 Barclay Street                        (212) 815-6339                      101 Barclay Street
             Floor 7 East                 Attention: Reorganization Section                Floor 7 East
       New York, New York 10286                     William Buckley                New York, New York 10286
  Attention: Reorganization Section        For Information or Confirmation      Attention: Reorganization Section
            William Buckley                        by Telephone                         William Buckley
            (212) 815-5788                        (212) 815-5788                        (212) 815-5788

                                         (originals of all documents sent by
                                         facsimile should be sent promptly by
                                        registered or certified mail, by hand
                                          or by overnight delivery service)

          Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not
                          constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus (incorporated by reference in which is the Form 10-K appended to furnished with the Prospectus) and the accompanying Letter of Transmittal, receipt of all of which is hereby acknowledged, the undersigned hereby tenders to Protection One Monitoring, Inc., a Delaware corporation (the "Company"), $ principal amount of Outstanding Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

Certificate Numbers of Outstanding Notes          Principal Amount Tendered
             (if available)
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

     If Outstanding Notes will be tendered by book-entry transfer to The Depositary Trust Company, provide account number.

                                   Account No.
                                              ----------------------------------

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                                    SIGN HERE
--------------------------------------------------------------------------------
          Signature(s) of Registered Holder(s) or Authorized Signatory
--------------------------------------------------------------------------------
                         Name(s) of Registered Holder(s)
                             (Please Type or Print)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area code and Telephone Number

--------------------------------------------------------------------------------
Dated: _______________________________________________________________,  2001

                                    GUARANTEE

                    (Not to be Used for Signature Guarantees)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.



-------------------------------------------     --------------------------------
                   Name of Firm                                Title


-------------------------------------------     --------------------------------
               Authorized Signature               Name (Please Type or Print)

                                                Dated:__________________, 2001
-------------------------------------------
                      Address


-------------------------------------------
          Area Code and Telephone Number


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.